UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire	03801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2009 Stock Incentive Plan

On November 20, 2014, at the 2014 Annual Meeting of stockholders of Bottomline Technologies (de), Inc. (the “Company”), the Company’s stockholders approved the amendment to the Company’s 2009 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan from 7,950,000 shares under the Plan to 9,450,000 shares under the Plan, as amended by Amendment No. 3 to 2009 Stock Incentive Plan (the “Amended Plan”).

A more detailed description of the Plan Amendment is set forth in the Company’s 2014 definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on October 10, 2014, under the caption “PROPOSAL 2 - APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN”, which description is incorporated herein by reference. The foregoing summary of the Amended Plan, as well as the summary of the Amended Plan disclosed in the Proxy Statement, are qualified in their entirety by reference to the full text of the Amended 2009 Stock Incentive Plan, which is filed as Exhibit 99.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 20, 2014, the Company held its 2014 Annual Meeting of Stockholders for the purpose of considering and voting on four proposals. Each of the four proposals put forth by the Company was approved by stockholders. The specific proposals, and the respective voting results, are noted below.

On the specific proposals:

1. Stockholders voted to re-elect Joseph L. Barry Jr., Robert A. Eberle and Jeffrey C. Leathe as Class I Directors, each to serve for a term of three years.

2. Stockholders voted to approve an amendment to the Company’s stock incentive plan to increase the number of shares of common stock authorized for issuance under the Plan from 7,950,000 shares to 9,450,000 shares.

3. Stockholders approved the Company’s executive compensation in a non-binding advisory vote commonly referred to as “say-on-pay”.

4. Stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2015.

The respective voting results for each of the proposals approved by stockholders were as follows:

Proposal 1

Stockholders voted to re-elect the Company’s three nominees as Class I Directors for a term of three years.

	For	Withheld	Broker non-votes
Re-elected Joseph L. Barry Jr.	22,554,863	12,150,404	2,028,903
Re-elected Robert A. Eberle	27,648,037	7,057,230	2,028,903
Re-elected Jeffrey C. Leathe	28,647,512	6,057,755	2,028,903

Proposal 2

Stockholders voted to approve an amendment to the Company’s 2009 Stock Incentive Plan.

For	Against	Abstain	Broker non-votes
26,215,965	8,373,991	115,311	2,028,903

Proposal 3

Stockholders approved the Company’s executive compensation in a non-binding advisory vote commonly referred to as “say-on-pay”.

For	Against	Abstain	Broker non-votes
31,960,603	2,563,873	180,791	2,028,903

Proposal 4

Stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2015.

For	Against	Abstain
35,440,392	1,154,602	139,176

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

November 26, 2014	By:	/s/ Eric K. Morgan
Eric K. Morgan
Senior Vice President, Global Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended 2009 Stock Incentive Plan